Exhibit 99.1

[LOGO OF BUNGE LIMITED]

                                Investor Contact:    Mark Haden
                                                     Bunge Limited
                                                     914-684-3398
                                                     Mark.Haden@Bunge.com

                                Media Contact:       Stewart Lindsay
                                                     Bunge Limited
                                                     1-914-684-3369
                                                     Stewart.Lindsay@Bunge.com




                       Bunge Limited Executive Establishes
                            Rule 10b5-1 Trading Plan

WHITE PLAINS, NY - February 21, 2007 - Bunge Limited (NYSE: BG), a leading global agribusiness and food company, today announced that Archibald Gwathmey, co-CEO, Bunge Global Agribusiness, has established a Rule 10b5-1 trading plan to sell a portion of his holdings of Bunge common shares, including shares that he has the right to acquire under outstanding employee stock options, as part of a personal financial planning strategy for asset diversification and liquidity. The trading plan was established by Mr. Gwathmey in accordance with guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934 and Bunge's policies regarding transactions in Bunge's securities.

The trading plan will cover the sale of up to 11,000 common shares owned by Mr. Gwathmey no earlier than March 15, 2007 and the exercise of options representing up to 50,000 common shares of Bunge beginning no earlier than March 6, 2007, subject to the trading price of Bunge's common shares. The maximum number of common shares that may be sold under the trading plan constitutes approximately 20% of Mr. Gwathmey's holdings of Bunge common shares, including outstanding stock options and time-vested restricted stock units. Appropriate securities filings reporting the sales will be made with the Securities and Exchange Commission when due.

Rule 10b5-1 of the Securities Exchange Act of 1934 permits corporate insiders to adopt prearranged written plans for selling specified amounts of stock. Insiders may adopt such plans when they are not in possession of material nonpublic information. Once a plan is established, the insider retains no discretion over sales under the plan, and the pre-planned trades can be executed through a broker at later dates without regard to any subsequent material non-public information that the insider may receive.


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About Bunge

Bunge Limited (www.Bunge.com) is a leading global agribusiness and food company founded in 1818 and headquartered in White Plains, New York. Bunge's over 22,000 employees in over 30 countries enhance lives by improving the global agribusiness and food production chain. The company supplies fertilizer to farmers in South America, originates, transports and processes oilseeds, grains and other agricultural commodities worldwide, produces food products for commercial customers and consumers and supplies raw materials and services to the biofuels industry.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains both historical and forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including "may," "will," "expect," "anticipate," "believe," "intend," "estimate," "continue" and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities, as well as those of the markets we serve or intend to serve, to differ materially from those expressed in, or implied by, these forward-looking statements. The following important factors, among others, could affect our business and financial performance: our ability to complete, integrate and benefit from acquisitions, divestitures, joint ventures and strategic alliances; estimated demand for the commodities and other products that we sell and use in our business; industry conditions, including the cyclicality of the agribusiness industry and unpredictability of the weather; agricultural, economic and political conditions in the primary markets where we operate; and other economic, business, competitive and/or regulatory factors affecting our business generally. The forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.

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